Exhibit 99.1

LuxUrban Hotels Launches Proposed Public Offering of Securities

MIAMI, FL, - May 20, 2024 - LuxUrban Hotels Inc. (“LuxUrban” or the “Company”) (Nasdaq: LUXH), a hospitality company which leases entire existing hotels on a long-term basis and rents rooms in its hotels to business and vacation travelers, today announced the launch of a proposed follow-on public offering of shares of its common stock. All of the shares of common stock are being offered by the Company pursuant to a shelf registration statement on Form S-3 (No. 333-278883) (the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) and declared effective on May 8, 2024. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering will be completed, or as to the actual size or terms of the offering. Certain officers, directors, and holders of 5% or more of the Company’s common stock and affiliates thereof may participate in the offering.

Roth Capital Partners is acting as sole book-running manager for the offering. Alexander Capital, L.P. is acting as the co-manager for the offering.

The Company intends to use the proceeds from the proposed public offering for working capital and other general corporate purposes.

The securities described above are being offered pursuant to the Registration Statement that was declared effective on May 8, 2024 and which is available through the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities laws of such state or jurisdiction.

A preliminary prospectus supplement will be filed with the Securities and Exchange Commission and, when available, copies of the preliminary prospectus supplement and accompanying base prospectus may be obtained from Roth Capital Partners, LLC, 888 San Clemente, Suite 400, Newport Beach, CA 92660, (800) 678-9147 or by accessing the SEC’s website, www.sec.gov.

Before investing in this offering, interested parties should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that the Company has filed with the SEC and that are incorporated by reference in such preliminary prospectus supplement and the accompanying base prospectus, which provide more information about the Company and such offering.

LuxUrban Hotels Inc.

LuxUrban Hotels Inc. secures long-term operating rights for entire hotels through Master Lease Agreements (MLA) and rents out, on a short-term basis, hotel rooms to business and vacation travelers. The Company is strategically building a portfolio of hotel properties in destination cities by capitalizing on the dislocation in commercial real estate markets and the large amount of debt maturity obligations on those assets coming due with a lack of available options for owners of those assets. LuxUrban’s MLA allows owners to hold onto their assets and retain their equity value while LuxUrban operates and owns the cash flows of the operating business for the life of the MLA.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 15, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC, the base prospectus comprising part of the Registration Statement and when filed, the prospectus supplement filed with respect thereto. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Contact

Shanoop Kothari	Devin Sullivan
Chief Executive Officer & Chief Financial Officer	Managing Director
LuxUrban Hotels Inc.	The Equity Group Inc.
shanoop@luxurbanhotels.com	dsullivan@equityny.com

Conor Rodriguez, Analyst
crodriguez@equityny.com